                                                                 Exhibit (d)(vi)

                         NOTICE OF GUARANTEED DELIVERY
                         For Shares of Common Stock of

                            PACHOLDER HIGH YIELD FUND, INC.
                   Subscribed for under Primary Subscription
                      and the Over-Subscription Privilege

As set forth in the prospectus, this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all shares of the Fund's Common Stock (the "Shares") subscribed for under the Primary Subscription and the Over-Subscription Privilege. Such form may be delivered by hand or sent by facsimile transmission, overnight courier or first-class mail to the Subscription Agent.

                          The Subscription Agent is:

                         EQUISERVE TRUST COMPANY, N.A.
                         Attention: Corporate Actions.

          By Mail:                             By Facsimile:

          EquiServe Trust Company, N.A.        (781) 575-4826
          Attn:  Corporate Actions
          P.O. Box 43025                       Confirm by telephone to:
          Providence, RI 02940-3025            (781) 575-4816

          By Overnight Courier:                By Hand:

          EquiServe Trust Company, N.A.        Securities Transfer & Reporting
          Attn:  Corporate Actions             Services, Inc.
          40 Campanelli Drive                  c/o EquiServe Trust Company, N.A.
          Braintree, MA  02184                 100 William Street, Galleria
                                               New York, NY  10038


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

The financial institution which completes this form must be a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program, and must communicate this guarantee and the number of Shares subscribed for in connection with this guarantee (separately disclosed as to the Primary Subscription and the Over-Subscription Privilege) to the Subscription Agent. The financial institution must deliver this Notice of Guaranteed Delivery, guaranteeing delivery of (a) payment in full of the estimated Subscription Price for all subscribed Shares, and (b) a properly completed and signed copy of the Subscription Certificate to the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date. The Subscription Certificate and full payment must then be received by the Subscription Agent by no later than the close of business on the third Business Day after the Expiration Date. Failure to do so will result in a forfeiture of the Rights.

                                   GUARANTEE

The undersigned, a member of one of the three Medallion Programs referenced above, guarantees delivery to the Subscription Agent by no later than 5:00 p.m., Eastern time, on the third Business Day after the Expiration Date (March 30,
2001) of (a) a properly completed and executed Subscription Certificate, and (b) payment of the full estimated Subscription Price for Shares subscribed for on Primary Subscription and for any additional Shares subscribed for pursuant to the Over-Subscription Privilege, as subscription for such Shares is indicated herein or in the Subscription Certificate.

                           (continued on other side)

Broker Assigned Control # __________________________

                        PACHOLDER HIGH YIELD FUND, INC.

1. Primary Subscription      Number of Rights to be      Number of Primary Shares        Payment to be made in
                             exercised                   requested for which you are     connection with Primary
                                                         guaranteeing delivery of        Shares
                                                         Rights and payment

                             ___________ Rights          ____________ Shares             $____________
                                                         (Rights / by 3)

2. Over-Subscription                                     Number of Over-Subscription     Payment to be made in
                                                         Shares requested for which      connection with
                                                         you are guaranteeing payment    Over-Subscription Shares

                                                         ____________ Shares             $____________

3. Totals                    Total number of
                             Rights to be delivered      ____________ Rights             $____________
                                                                                         Total Payment


Method of delivery (circle one)

A.   Through DTC

B. Direct to Equiserve Trust Company, N.A., as Subscription Agent. Please reference below the registration of the Rights to be delivered.

                         ____________________________

                         ____________________________

                         ____________________________

                        PACHOLDER HIGH YIELD FUND, INC.

                                RIGHTS OFFERING

                         BENEFICIAL OWNER CERTIFICATION

  The undersigned, a bank, broker or other nominee of Rights to purchase shares of Common Stock (the "Shares") of Pacholder High Yield Fund, Inc. pursuant to the rights offering (the "Offer") described and provided for in the Fund's prospectus dated March 5, 2001 (the "Prospectus"), hereby certifies to Pacholder High Yield Fund, Inc. and to EquiServe Trust Company, N.A., as Subscription Agent for the Offer, that for each numbered line filled in below the undersigned has purchased, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Shares specified on such line pursuant to the Primary Subscription (as defined in the Prospectus) and such beneficial owner is a Record Date shareholder and wishes to subscribe for the purchase of additional Shares pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line:

------------------------------------------------------------------------------------------------------------------
                 I                                      II                                     III
------------------------------------------------------------------------------------------------------------------
                                                 Number of Shares                        Number of Shares
                                              Purchased Pursuant to                   Requested Pursuant to
Record Date Shares                             Primary Subscription                Over-Subscription Privilege
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total =                                       Total =                              Total =
------------------------------------------------------------------------------------------------------------------

                 _____________________________________________________________
                                  Name of Nominee Holder

By:              _____________________________________________________________
                 Name:
                 Title:

Dated:     ____________________ , 2001

Provided the following information if applicable.


                 _____________________________________________________________
                                  DTC Participant Number


                 _____________________________________________________________
                       DTC Basic Subscription Confirmation Number

Contact Number:  _____________________________________________________________

                                                      Phone Number: